Exhibit 10(g)(8)



                    SEVENTH AMENDMENT
                         TO THE
                   QUAKER SUPPLEMENTAL
              EXECUTIVE RETIREMENT PROGRAM



           WHEREAS,  The  Quaker Supplemental  Executive
Retirement   Program  (the  "Program")  was   previously
adopted,  effective August 1, 1989 by  The  Quaker  Oats
Company (the "Company"); and

            WHEREAS,  the  Program  provides  that   the
Compensation Committee of the Board of Directors of the Company (the "Committee") has the power to amend the Program; and

          WHEREAS, it is desirable to amend the Program, and the Committee has authorized adoption of this Seventh Amendment to the Program and authorized the officers of the Company to execute any documents in connection herewith;

           NOW, THEREFORE, the Program is hereby amended as follows, effective as of January 11, 1995, by substituting "-2-" for "-0-" in the Additional Years of Service column for Terry G. Westbrook where it appears in Schedule A of the Program.


          IN WITNESS WHEREOF, this Amendment is executed by a duly authorized officer of the Company.


                              THE QUAKER OATS COMPANY


July 21, 1995                 By:  S/Douglas J. Ralston
                              Its: Senior Vice President